                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Rule 14a-11(c) or Rule
                 240.14a-12

                                       NETSCOUT SYSTEMS, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                not applicable
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                not applicable
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                not applicable
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                not applicable
                ----------------------------------------------------------
           (5)  Total fee paid:
                not applicable
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                not applicable
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                not applicable
                ----------------------------------------------------------
           (3)  Filing Party:
                not applicable
                ----------------------------------------------------------
           (4)  Date Filed:
                not applicable
                ----------------------------------------------------------

                                     [LOGO]

                                                                 August 26, 2002

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of NetScout Systems, Inc. to be held at 10:00 a.m., Eastern Standard Time, on Friday, September 20, 2002, at Testa, Hurwitz & Thibeault, LLP, High Street Tower, 125 High Street, Boston, Massachusetts.

    At this Annual Meeting, you will be asked to elect two directors to a three-year term and to ratify the selection of the firm of PricewaterhouseCoopers LLP, independent public accountants, as auditors for the fiscal year ending March 31, 2003.

    Details regarding the matters to be acted upon at this meeting appear in the accompanying Proxy Statement. Please give this material your careful attention.

    If you are a stockholder of record, please vote in one of the following three ways whether or not you plan to attend the meeting: (1) by completing, signing and dating the accompanying proxy card and returning it in the enclosed postage-prepaid envelope, (2) by completing your proxy using the toll-free telephone number listed on the proxy card, or (3) by completing your proxy on the Internet at the address listed on the proxy card. It is important that your shares be voted whether or not you attend the meeting in person. If you attend the meeting, you may vote in person even if you have previously returned your proxy card or voted by phone or on the Internet. Your prompt cooperation will be greatly appreciated.

                                          Very truly yours,

                                          ANIL K. SINGHAL
                                          PRESIDENT AND CHIEF
                                          EXECUTIVE OFFICER

                             NETSCOUT SYSTEMS, INC.
                               310 LITTLETON ROAD
                               WESTFORD, MA 01886
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD SEPTEMBER 20, 2002

To the Stockholders of NetScout Systems, Inc.:

    The Annual Meeting of Stockholders of NetScout Systems, Inc., a Delaware corporation, will be held on Friday, September 20, 2002 at 10:00 a.m., Eastern Standard Time, at Testa, Hurwitz & Thibeault, LLP, High Street Tower, 125 High Street, Boston, Massachusetts, for the following purposes:

1. To elect two (2) Class III directors to serve for a three-year term or until their respective successors are elected and qualified.

2. To ratify the selection of the firm of PricewaterhouseCoopers LLP, independent public accountants, as auditors for the fiscal year ending March 31, 2003.

3. To transact such other business as may properly come before the meeting or any adjournments thereof.

    Only stockholders of record at the close of business on August 9, 2002 are entitled to notice of and to vote at the meeting.

    All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to vote in one of the following three ways whether or not you plan to attend the meeting:
(1) by completing, signing and dating the accompanying proxy card and returning it in the postage-prepaid envelope enclosed for that purpose, (2) by completing your proxy using the toll-free number listed on the proxy card, or (3) by completing your proxy on the Internet at the address listed on the proxy card. If you attend the meeting, you may vote in person even if you have previously returned your proxy card or voted by telephone or on the Internet.

                                          By Order of the Board of Directors,

                                          ANIL K. SINGHAL
                                          PRESIDENT AND CHIEF
                                          EXECUTIVE OFFICER

Westford, Massachusetts
August 26, 2002

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE: (1) COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE,
(2) COMPLETE YOUR PROXY USING THE TOLL-FREE TELEPHONE NUMBER LISTED IN THE ENCLOSED PROXY CARD, OR (3) COMPLETE YOUR PROXY ON THE INTERNET AT THE ADDRESS LISTED ON THE PROXY CARD IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                             NETSCOUT SYSTEMS, INC.
                               310 LITTLETON ROAD
                               WESTFORD, MA 01886
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                                AUGUST 26, 2002

    Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of NetScout Systems, Inc., a Delaware corporation (the "Corporation"), for use at the Annual Meeting of Stockholders to be held on Friday, September 20, 2002, at 10:00 a.m., Eastern Standard Time, at Testa, Hurwitz & Thibeault, LLP, High Street Tower, 125 High Street, Boston, Massachusetts, or at any adjournments thereof (the "Meeting"). An Annual Report to Stockholders containing financial statements for the fiscal year ended
March 31, 2002 is being mailed together with this proxy statement to all stockholders entitled to vote at the Meeting. This proxy statement and the form of proxy were first mailed to stockholders on or about August 26, 2002.

    The purpose of the Meeting is to elect two Class III directors to the Corporation's Board of Directors and to ratify the selection of the firm of PricewaterhouseCoopers LLP, independent public accountants, as auditors for the fiscal year ending March 31, 2003. Only stockholders of record at the close of business on August 9, 2002 (the "Record Date") will be entitled to receive notice of and to vote at the Meeting. As of that date, 29,866,328 shares of common stock of the Corporation were issued and outstanding. The holders of common stock are entitled to one vote per share on any proposal presented at the Meeting. Stockholders may vote in one of the following three ways whether or not you plan to attend the Meeting: (1) by completing, signing and dating the accompanying proxy card and returning it in the postage-prepaid envelope enclosed for that purpose, (2) by completing your proxy using the toll-free telephone number listed on the proxy card, or (3) by completing your proxy on the Internet at the address listed on the proxy card. If you attend the Meeting, you may vote in person even if you have previously returned your proxy card or voted by phone or on the Internet. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Corporation, before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly completing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Corporation before the taking of the vote at the Meeting or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy). ANY WRITTEN NOTICE OF REVOCATION OR SUBSEQUENT PROXY SHOULD BE SENT SO AS TO BE DELIVERED TO NETSCOUT SYSTEMS, INC., 310 LITTLETON ROAD, WESTFORD, MA 01886 ATTENTION: SECRETARY, AT OR BEFORE THE TAKING OF THE VOTE AT THE MEETING.

    The representation in person or by proxy of at least a majority of the outstanding common stock entitled to vote at the Meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum for the Meeting. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

    In the election of directors, the nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote at the Meeting shall be elected as directors. On all other matters being submitted to stockholders, an affirmative vote of a majority of the shares present or represented and voting on each such matter is required for approval. An automated system administered by the Corporation's transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present or represented and voting on each matter and, therefore, with respect to votes on specific proposals, will have the effect of negative votes. Broker "non-votes" are not so included.

    The persons named as attorneys-in-fact in the proxies, Anil K. Singhal, Narendra V. Popat and David P. Sommers, were selected by the Board of Directors and are officers of the Corporation. All properly executed proxies returned in time to be counted at the Meeting will be voted. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specifications. If no such specifications are indicated, such proxies will be voted FOR the nominees to the Board of Directors, and FOR ratifying the selection of PricewaterhouseCoopers LLP, independent public accountants, as auditors for the fiscal year ending March 31, 2003.

    The Board of Directors knows of no other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding beneficial ownership of the Corporation's common stock as of the Record Date by (i) each beneficial owner of more than 5% of the Corporation's common stock, (ii) each executive officer named in the Summary Compensation Table, (iii) each director, and (iv) all executive officers and directors as a group.

    Unless otherwise noted, the address of each person listed on the table is c/o NetScout Systems, Inc., 310 Littleton Road, Westford, MA 01886, and each person has sole voting and investment power over the shares shown as beneficially owned, except to the extent authority is shared by spouses under applicable law.

    Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Shares of common stock issuable by the Corporation to a person or entity named below pursuant to options which may be exercised within 60 days after the Record Date are deemed to be beneficially owned and outstanding for purposes of calculating the number of shares and the percentage beneficially owned by that person or entity. However, these shares are not deemed to be beneficially owned and outstanding for purposes of computing the percentage beneficially owned by any other person or entity.

                                                               NUMBER OF SHARES        PERCENTAGE
NAME OF BENEFICIAL OWNER                                      BENEFICIALLY OWNED   BENEFICIALLY OWNED
------------------------                                      ------------------   ------------------
Anil K. Singhal(1)..........................................       3,298,024              11.0%

Narendra V. Popat(2)........................................       1,477,468               4.9

David P. Sommers(3).........................................         158,250                 *

Michael Szabados(4).........................................         168,822                 *

John W. Downing(5)..........................................          85,838                 *

John R. Egan(6).............................................          10,000                 *
  c/o Egan-Managed Capital, L.P.
  30 Federal Street
  Boston, MA 02110-2508

Joseph G. Hadzima, Jr.(7)...................................         511,088               1.7
  c/o Main Street Partners LLC
  238 Main Street, Suite 400
  Cambridge, MA 02142

Kenneth T. Schiciano(8).....................................          44,822                 *
  c/o TA Associates, Inc.
  125 High Street
  Boston, MA 02110

Vincent J. Mullarkey(9).....................................          30,000                 *
  2 Wingate Lane
  Acton, MA 01720

TA Entities(10).............................................       5,022,744              16.8
  c/o TA Associates, Inc.
  125 High Street
  Boston, MA 02110

Brown Capital Management(11)................................       4,458,200              14.9
  1201 N. Calvert Street
  Baltimore, MD 21201

All executive officers and directors as a group
  (12 persons)(12)..........................................       5,764,022              18.9

--------------------------

*   Less than 1% of the outstanding common stock.

(1) Includes 23,273 shares issuable upon the exercise of options exercisable within 60 days of the Record Date. Includes an aggregate of 398,205 shares held in trust for the benefit of Mr. Singhal's children; Mr. Singhal is one of two trustees of each such trust. Includes 340,000 shares held by a family limited partnership of which Mr. Singhal and his spouse are the general partners and trusts for the benefit of their children are the limited partners. Does not include 764,672 shares held directly by Mr. Singhal's spouse and an aggregate of 1,485,328 shares held in two grantor retained annuity trusts for the benefit of Mr. Singhal's spouse.

(2) Includes 23,273 shares issuable upon the exercise of options exercisable within 60 days of the Record Date. Includes an aggregate of 215,660 shares held in trust for the benefit of Mr. Popat's children; Messrs. Popat and Hadzima are the two trustees of each such trust. Includes 340,000 shares held by a family limited partnership of which Mr. Popat and his spouse are the general partners and trusts for the benefit of their children are the limited partners. Does not include 136,056 shares held in trust for the benefit of Mr. Popat's children; Mr. Popat's spouse and Mr. Hadzima are the two trustees of such trust. Does not include 257,336 shares held directly by Mr. Popat's spouse and an aggregate of 2,242,664 shares held in two grantor retained annuity trusts for the benefit of Mr. Popat's spouse.

(3) Includes 156,250 shares issuable upon the exercise of options exercisable within 60 days of the Record Date.

(4) Includes 155,422 shares issuable upon the exercise of options exercisable within 60 days of the Record Date. Includes 1,400 shares owned by Mr. Szabados' daughters.

(5) Includes 73,438 shares issuable upon the exercise of options exercisable within 60 days of the Record Date.

(6) Consists of shares issuable upon the exercise of options exercisable within 60 days of the Record Date.

(7) Includes 80,000 shares issuable upon the exercise of options exercisable within 60 days of the Record Date. Includes 136,056 shares held in trust for the benefit of Mr. Popat's children; Mr. Popat's spouse and Mr. Hadzima are the two trustees of such trust. Includes an aggregate of 215,660 shares held in trust for the benefit of Mr. Popat's children; Messrs. Popat and Hadzima are the two trustees of each such trust. Mr. Hadzima disclaims beneficial ownership of all shares held in trust for the benefit of Mr. Popat's children. The shares deemed to be beneficially owned by Mr. Hadzima do not include 53,328 shares held in trust for the benefit of Mr. Hadzima's children.

(8) Includes 16,263 shares of TA Investors LLC and 2,946 shares of High Street Partners, L.P. beneficially owned by Mr. Schiciano. Includes 5,613 shares held directly by Mr. Schiciano and 20,000 shares issuable upon the exercise of options exercisable within 60 days of the Record Date. Mr. Schiciano is a Managing Director of TA Associates, Inc. Mr. Schiciano disclaims beneficial ownership of the shares held by the TA Entities and by High Street Partners, L.P., except to the extent of his pecuniary interest therein.

(9) Includes 10,000 shares issuable upon the exercise of options exercisable within 60 days of the Record Date.

(10) Includes 3,798,950 shares held by TA/Advent VIII L.P.; 993,561 shares held by Advent Atlantic and Pacific III L.P.; 100,680 shares held by TA Executives Fund LLC; and 105,979 shares held by TA Investors LLC. TA/ Advent VIII L.P., Advent Atlantic and Pacific III L.P., TA Executives Fund LLC and TA Investors LLC are part of an affiliated group of investment partnerships referred to, collectively, as the "TA Entities." The general partner of TA/Advent VIII L.P. is TA Associates VIII LLC. The general partner of Advent Atlantic and Pacific III L.P. is TA Associates AAP III Partners L.P. TA Associates, Inc. is the general partner of TA Associates AAP III Partners L.P. and is the sole manager of TA Associates VIII LLC, TA Executives Fund LLC and TA Investors LLC. In such capacity, TA Associates, Inc., through an executive committee, exercises sole voting and investment power with respect to all shares held of record by the named investment partnerships; individually, no stockholder, director or officer of TA Associates, Inc. is deemed to have or share such voting or investment power. Also includes 23,574 shares held by High Street Partners, L.P., a general partnership whose individual general partners have voting and investment powers over the shares beneficially owned by such general partner.

(11) Based solely on a Schedule 13G/A filed with the Securities and Exchange Commission on February 5, 2002.

(12) Includes an aggregate of 707,394 shares issuable upon exercise of options exercisable within 60 days of the Record Date. Does not include 500 shares held directly by the spouse of an executive officer.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

                                    NOMINEES

    The size of the Board of Directors is currently fixed at six members. The Corporation's by-laws and its certificate of incorporation divide the Board of Directors into three classes. The members of each class of directors serve for staggered three-year terms. Messrs. Popat and Hadzima are the Class III directors whose terms expire at this Annual Meeting of Stockholders and are nominees for re-election as directors of the Corporation. The Board of Directors is also composed of (i) two Class I directors (Messrs. Schiciano and Mullarkey), whose terms expire upon the election and qualification of directors at the Annual Meeting of Stockholders to be held in 2003, and (ii) two Class II directors (Messrs. Singhal and Egan), whose terms expire upon the election and qualification of directors at the Annual Meeting of Stockholders to be held in 2004.

    The Board of Directors has nominated and recommended that Messrs. Popat and Hadzima who are currently members of the Board of Directors be re-elected as Class III directors, to hold office until the Annual Meeting of Stockholders to be held in the year 2005 or until their successors have been duly elected and qualified or until their earlier resignation or removal. The Board of Directors knows of no reason why the nominees would be unable or unwilling to serve, but if either should for any reason be unable or unwilling to serve, the proxies will be voted for the election of such other person for the office of director as the Board of Directors may recommend in the place of such nominee. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     A VOTE "FOR" THE NOMINEES LISTED BELOW

    The following table sets forth the nominees to be elected at the Meeting and, for each director whose term of office will extend beyond the Meeting, the year such nominee or director was first elected a director, the positions currently held by the nominee and each director with the Corporation, the year each nominee's or director's term will expire and class of director of each nominee and each director:

NOMINEE'S OR DIRECTOR'S
     NAME AND YEAR                                                            YEAR TERM    CLASS OF
FIRST BECAME A DIRECTOR           POSITION(S) WITH THE CORPORATION           WILL EXPIRE   DIRECTOR
-----------------------  --------------------------------------------------  -----------   --------
NOMINEES:
Narendra V. Popat        Chairman of the Board and Secretary                     2005       III
  1984

Joseph G. Hadzima, Jr.   Director                                                2005       III
  1998

CONTINUING DIRECTORS:

Vincent J. Mullarkey     Director                                                2003        I
  2000

Kenneth T. Schiciano     Director                                                2003        I
  1999

Anil K. Singhal          President, Chief Executive Officer, Treasurer and       2004       II
  1984                   Director

John R. Egan             Director                                                2004       II
  2000

                                   PROPOSAL 2
                     RATIFICATION OF SELECTION OF AUDITORS

    The Board of Directors has selected the firm of PricewaterhouseCoopers LLP, independent certified public accountants, to serve as auditors for the fiscal year ending March 31, 2003. PricewaterhouseCoopers LLP has served as the Corporation's accountants since 1993. It is expected that a member of the firm of PricewaterhouseCoopers LLP will be present at the Annual Meeting with an opportunity to make a statement if so desired and will be available to respond to appropriate questions from the Corporation's stockholders. The ratification of this selection is not required under the laws of the State of Delaware, where the Corporation is incorporated, but the results of this vote will be considered by the Board of Directors in selecting auditors for future fiscal years.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
                   RATIFICATION OF THIS SELECTION OF AUDITORS

                        DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth the director nominees to be elected at the Meeting, the directors and the executive officers of the Corporation, their ages, and the positions currently held by each such person with the Corporation.

NAME                                               AGE                         POSITION
----                                             --------   -----------------------------------------------
Anil K. Singhal................................     48      President, Chief Executive Officer, Treasurer
                                                            and Director
Narendra V. Popat..............................     53      Chairman of the Board and Secretary
David P. Sommers...............................     55      Senior Vice President, General Operations and
                                                            Chief Financial Officer
John W. Downing................................     44      Vice President, Worldwide Sales Operations
Lisa A. Fiorentino.............................     36      Vice President, Finance and Administration and
                                                            Chief Accounting Officer
Michelle L. Flaherty...........................     51      Vice President, Human Resources
Bruce A. Kelley, Jr............................     39      Vice President and Chief Technology Officer
Michael Szabados...............................     50      Senior Vice President, Product Operations
John R. Egan...................................     44      Director
Joseph G. Hadzima, Jr..........................     50      Director
Vincent J. Mullarkey...........................     54      Director
Kenneth T. Schiciano...........................     39      Director

--------------------------

    ANIL K. SINGHAL co-founded the Corporation in June 1984 and has served as the Corporation's President, Chief Executive Officer, Treasurer and Director since January 2001. Prior to this, Mr. Singhal had served as Chairman of the Board, Chief Executive Officer and Treasurer from July 1993 to December 2000. From the Corporation's inception until July 1993, Mr. Singhal was President of the Corporation. Mr. Singhal has served as a director of the Corporation since its inception. Prior to founding the Corporation, he was a Senior Architect and Project Manager at Wang Laboratories, a provider of computer systems, from 1979 until June 1984.

    NARENDRA V. POPAT co-founded the Corporation in June 1984 and has served as the Corporation's Chairman of the Board and Secretary since January 2001. Prior to that, Mr. Popat had served as President, Chief Operating Officer and Secretary from July 1993 to December 2000. From the Corporation's inception until July 1993, Mr. Popat was Chairman of the Board and Treasurer of the Corporation. Mr. Popat has served as a director of the Corporation since its inception. Prior to founding the Corporation, Mr. Popat was a Senior Software Engineer at Wang Laboratories from 1980 until June 1984.

    DAVID P. SOMMERS has served as the Corporation's Senior Vice President, General Operations and Chief Financial Officer since January 2001. Prior to this, Mr. Sommers served as the Corporation's Vice President and Chief Financial Officer from April 2000 to December 2000. From November 1998 until
January 2000, Mr. Sommers was Senior Vice President and Chief Financial Officer of FlexiInternational Software, Inc., a publicly-held developer and marketer of financial accounting software. During 1998, Mr. Sommers was a consultant on mergers and acquisitions to the Senior Vice President and Chief Financial Officer of Lotus Development Corporation, an IBM subsidiary, which develops group collaboration software. From January 1996 through August 1997, he was Chief Financial Officer of SystemSoft Corporation, a publicly-held developer and marketer of system level firmware. He also served as Vice President and Chief Financial Officer of Advanced Media, Inc., a publicly-held developer and marketer of interactive multimedia systems, from September 1993 through December 1996.

    JOHN W. DOWNING has served as the Corporation's Vice President, Worldwide Sales Operations since September 2000, when he joined the Corporation. Prior to joining the Corporation, he was Vice President of Sales at GenRad Corporation, a manufacturer of electronic testing equipment and production solutions, from April 1998 until September 2000 and was Vice President of North American Sales from January 1996 until March 1998.

    LISA A. FIORENTINO has served as the Corporation's Vice President, Finance and Administration since January 2001. In January 2002, Ms. Fiorentino was also appointed to the position of Chief Accounting Officer. Ms. Fiorentino joined the Corporation in August 1995 and served as Vice President, Finance from
January 2000 until December 2000, as Director of Finance from May 1997 until January, 2000 and as Controller from August 1995 until April 1997. Prior to joining the Corporation, she served as Finance Manager and held various other financial management positions for Orbotech, Inc., a manufacturer of automated optical inspection equipment for the printed circuit board industry, from January 1989 until August 1995.

    MICHELLE L. FLAHERTY has served as the Corporation's Vice President, Human Resources since September 2000, when she joined the Corporation. Prior to joining the Corporation, she was Vice President of Business Development for Lee Hecht Harrison, Inc. from November 1997 to September 2000. Prior to that, she operated her own business, M & M Solutions, an Executive Search and Recruitment firm from January 1990 to January 2000. Also, she served as President of the Metrowest Chamber of Commerce from June 1979 to December 1990.

    BRUCE A. KELLEY, JR. has served as the Corporation's Vice President and Chief Technology Officer since January 2001. Prior to that, Mr. Kelley served as Vice President, Engineering, Service Level Management of the Corporation from the acquisition of NextPoint by the Corporation in July 2000 to December 2000. Mr. Kelley co-founded NextPoint Networks, Inc. in November 1996 and served as its director and as Vice President and Chief Technology Officer. Prior to founding NextPoint, he held various engineering positions at Digital Equipment Corporation from 1982 to 1996, including Consultant Software Engineer and Network Management Technical Director within Digital's Network Management Engineering Group.

    MICHAEL SZABADOS has served as the Corporation's Senior Vice President, Product Operations since January 2001. Mr. Szabados joined the Corporation in August 1997 and served as Vice President, Marketing from August 1997 to December 2000. Prior to joining the Corporation, he served as Chief Executive Officer of Jupiter Technology, Inc., a developer of frame relay access drives, from March 1997 to August 1997. He also served as Vice President, Product Management/Marketing at UB Networks, a computer networking company, from July 1994 until March 1997 and served as Director of Marketing at SynOptics Communications, a computer networking company, from 1991 until July 1994.

    JOHN R. EGAN has been a director of the Corporation since October 2000.
Mr. Egan is a founding managing partner of Egan-Managed Capital, L.P., a Boston-based venture capital fund specializing in New England information technology, early stage investments, which began in the fall of 1996. Since 1992, he has been a member of the Board of Directors at EMC Corporation, a provider of computer storage systems and software. Mr. Egan is also a member of the Board of Trustees at Children's Hospital Trust, and serves as director for four privately-held companies.

    JOSEPH G. HADZIMA, JR. has been a director of the Corporation since
July 1998. Mr. Hadzima has been a Managing Director of Main Street Partners LLC, a venture capital investing and technology commercialization company, since April 1998. Since June 1996, he has also served as Of Counsel at Sullivan & Worcester LLP, a law firm where he was a partner from October 1987 to June 1996. Mr. Hadzima served as Senior Vice President and General Counsel of Quantum Energy Technologies Corporation, an energy and environmental products research and development company, from June 1996 to December 1998. Mr. Hadzima is also a Senior Lecturer at MIT Sloan School of Management.

    VINCENT J. MULLARKEY has been a director of the Corporation since
November 2000. Mr. Mullarkey was the Senior Vice President, Finance and Chief Financial Officer of Digital Equipment Corporation from 1994 until his retirement in September 1998. From 1971 until 1994, Mr. Mullarkey held various positions within Digital Equipment Corporation including Vice President, Corporate Controller.

    KENNETH T. SCHICIANO has been a director of the Corporation since
January 1999. Mr. Schiciano has been a Managing Director of TA
Associates, Inc., a venture capital firm, since December 1999. Mr. Schiciano served as a Vice President of TA Associates from August 1989 to December 1994, and as Principal from January 1995 to December 1999. Prior to that, Mr. Schiciano was a member of the technical staff of AT&T Bell Laboratories, a telecommunications company. Mr. Schiciano serves as a Director of Martin Group, Inc., Datek Online Holdings, The Island ECN and several privately-held companies.

    There are no family relationships among any of the Corporation's executive officers and directors.

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

    The Board of Directors met eight times and took action by unanimous written consent one time during the fiscal year ended March 31, 2002. Each of the directors attended at least 75% of the total number of meetings of the Board of Directors and the committees on which they served during fiscal year 2002. The Audit Committee of the Board of Directors, of which Messrs. Egan, Hadzima and Mullarkey are currently the only members, is responsible for reviewing the overall plans for and results of audits and other services provided by the Corporation's independent public accountants and reviewing the Corporation's system of internal accounting and financial controls. The Audit Committee also reviews such other matters with respect to the Corporation's accounting, auditing and financial reporting practices and procedures as it may find appropriate or may be brought to its attention. The Audit Committee met eight times during the fiscal year ended March 31, 2002. The Compensation Committee, of which Messrs. Egan and Hadzima are currently the only members, is responsible for reviewing and evaluating the salaries and incentive compensation of the Corporation's management and employees and administering the Corporation's 1990 Stock Option Plan, 1999 Stock Option Plan and 1999 Employee Stock Purchase Plan and the 1997 Stock Incentive Plan and 2000 Stock Incentive Plan, both of which were assumed by the Corporation upon its acquisition of NextPoint
Networks, Inc. ("NextPoint"). The Compensation Committee met one time and took action by unanimous written consent one time during the fiscal year ended
March 31, 2002. The Stock Option Committee of the Board of Directors, of which Mr. Singhal is currently the only member, was established by the Board of Directors on September 22, 2000. The Stock Option Committee is responsible for granting stock options to employees and consultants of the Corporation who are not executive officers or directors of the Corporation. The Stock Option Committee operates under guidelines established by the Board of Directors and reports all options granted at each regularly scheduled meeting of the Board of Directors. The Stock Option Committee took action by written consent twelve times during the fiscal year ended March 31, 2002. The Board of Directors does not currently have a standing nominating committee.

REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

    This report is submitted by the Audit Committee of the Board of Directors, which reviews with the independent accountants and management the annual financial statements and independent auditors' opinion, reviews the results of the audit of the Corporation's financial statements by the independent auditors, evaluates the effectiveness of the independent auditors, recommends the retention of the independent auditors to the Board of Directors and reviews the Corporation's accounting policies and internal accounting and financial controls. The Audit Committee of the Board of Directors is currently comprised of Messrs. Egan, Hadzima and Mullarkey, three non-employee directors of the Corporation and, aside from being a director of the Corporation, each is otherwise independent of the Corporation (as independence is defined in the listing standards of the Nasdaq Stock Market). The Audit Committee operates under a written charter adopted by the Board of Directors and recently amended by the Audit Committee of the Board of Directors on April 23, 2002, a copy of which is attached as Annex A to this Proxy Statement.

    The Audit Committee oversees the Corporation's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Corporation's Annual Report on Form 10-K with management including a discussion of the quality, not just the acceptability, of the implementation of accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

    The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Corporation's implementation of accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Corporation including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of any nonaudit services with the auditors' independence.

    The Audit Committee discussed with the Corporation's management and independent auditors the overall plans for their respective audits. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Corporation's internal controls, and the overall quality of the Corporation's financial reporting. The Audit Committee held eight meetings during fiscal year 2002.

    The Audit Committee has reviewed the audited financial statements of the Corporation at March 31, 2002 and for each of the two prior years ended
March 31, and has discussed them with both management and PricewaterhouseCoopers LLP, the Corporation's independent accountants. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and has discussed with PricewaterhouseCoopers LLP that firm's independence. Based on its review of the financial statements and these discussions, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended March 31, 2002.

RESPECTFULLY SUBMITTED BY THE AUDIT COMMITTEE

Vincent J. Mullarkey, Chairman
John R. Egan
Joseph G. Hadzima, Jr.

                       COMPENSATION AND OTHER INFORMATION
                  CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION SUMMARY

    The following summary compensation table sets forth the total compensation paid or accrued for the fiscal years ended March 31, 2002, 2001 and 2000 to
(i) the Chief Executive Officer of the Corporation during the fiscal year ended March 31, 2002; and (ii) each of the four other most highly compensated executive officers of the Corporation during the fiscal year ended March 31, 2002. The Chief Executive Officer and the four other most highly compensated executive officers of the Corporation listed below are collectively referred to below as the "Named Executive Officers." The dollar amounts listed in the column entitled "All Other Compensation" are comprised of contributions to a defined contribution plan, relocation expense, tax consulting reimbursement and other miscellaneous taxable benefits.

                           SUMMARY COMPENSATION TABLE

                                                                              LONG-TERM
                                                                             COMPENSATION
                                                                              SECURITIES
                                          FISCAL                              UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION                YEAR     SALARY ($)   BONUS ($)   OPTIONS (#)    COMPENSATION ($)
---------------------------------------  --------   ----------   ---------   ------------   ----------------
Anil K. Singhal........................    2002       250,000     190,000            --          32,815
  President, Chief Executive               2001       250,000     240,000            --           2,404
  Officer, Director and Treasurer          2000       250,000     325,000        37,236           1,442

Narendra V. Popat......................    2002       250,000     190,000            --          34,308
  Chairman of the Board and                2001       250,000     240,000            --           2,404
  Secretary                                2000       250,000     325,000        37,236           1,442

David P. Sommers.......................    2002       200,000      91,000        50,000           5,100
  Senior Vice President, General           2001       200,000      75,000       250,000         171,621
  Operations and Chief Financial           2000            --          --            --              --
  Officer

Michael Szabados.......................    2002       200,000      91,000        11,250           5,100
  Senior Vice President,                   2001       200,000      75,000        75,000           1,154
  Product Operations                       2000       160,000      92,500        32,188           2,570

John W. Downing........................    2002       279,124          --        40,000           7,419
  Vice President, Worldwide Sales          2001       157,450          --       125,000              --
  Operations                               2000            --          --            --              --

OPTION GRANTS IN LAST FISCAL YEAR

    The following table sets forth information regarding option grants made during the fiscal year ended March 31, 2002 pursuant to the Corporation's 1999 Stock Option and Incentive Plan to each of the Named Executive Officers. The 5% and 10% appreciation rates are set forth in the Securities and Exchange Commission rules and no representation is made that the common stock will appreciate at these assumed rates or at all. Actual gains, if any, on stock option exercises and common stock holdings are dependent on the timing of such exercises and the future performance of the Corporation's common stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected below will be received by the individuals.

                            STOCK OPTION GRANTS 2002
                               INDIVIDUAL GRANTS

                                                                                            POTENTIAL REALIZABLE
                                                                                           VALUE AT ASSUMED ANNUAL
                                  NUMBER OF                                                 RATES OF STOCK PRICE
                                 SECURITIES        % OF TOTAL      EXERCISE                APPRECIATION FOR OPTION
                                 UNDERLYING      OPTION GRANTED    OF BASE                          TERM
                               OPTIONS GRANTED   TO EMPLOYEES IN    PRICE     EXPIRATION   -----------------------
NAME                            (# OF SHARES)         2001          ($/SH)       DATE          5%          10%
-----------------------------  ---------------   ---------------   --------   ----------   ----------   ----------
Anil K. Singhal..............           --               --             --           --           --            --
Narendra V. Popat............           --               --             --           --           --            --
David P. Sommers.............       50,000              4.7%        $ 5.26      6/27/11    $ 165,399    $  419,154
Michael Szabados.............       11,250              1.1%        $ 5.26      6/27/11    $  37,215    $   94,310
John W. Downing..............       40,000              3.8%        $ 5.26      6/27/11    $ 132,319    $  335,323

YEAR-END OPTION TABLE

    The following table sets forth information regarding exercisable and unexercisable stock options held as of March 31, 2002 by each of the Named Executive Officers. The value realized upon exercise of stock options is calculated by determining the difference between the exercise price per share and the fair market value on the date of exercise. The value of unexercised in-the-money options has been calculated by multiplying the number of shares underlying the option by the difference between the exercise price per share payable upon exercise of such options and the fair market value at March 31, 2002 of $7.16 per share.

                    AGGREGATED FISCAL YEAR-END OPTION VALUES

                                                               NUMBER OF SECURITIES
                                                              UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                                 OPTIONS AT FISCAL           IN-THE-MONEY OPTIONS
                                     SHARES       VALUE              YEAR-END               AT FISCAL YEAR-END ($)
                                   ACQUIRED ON   REALIZED   ---------------------------   ---------------------------
NAME                                EXERCISE       ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
---------------------------------  -----------   --------   -----------   -------------   -----------   -------------
Anil K. Singhal..................         --           --      18,618         18,618              --            --
Narendra V. Popat................         --           --      18,618         18,618              --            --
David P. Sommers.................         --           --     118,750        181,250        $ 17,813       $77,188
Michael Szabados.................     45,000     $274,021     150,616         67,422        $468,143       $17,368
John W. Downing..................         --           --      52,813        112,187        $ 14,250       $61,750

STOCK PLANS

    1990 STOCK OPTION PLAN. The 1990 Stock Option Plan was adopted by the Board of Directors and approved by the stockholders on October 4, 1990. In general, options granted pursuant to the 1990 Stock Option Plan are exercisable within ten years of the original grant date and become exercisable over a period of four years from a specific date; and an additional 25% of unexercisable options shall become exercisable immediately prior to the closing of a merger, acquisition, business combination or similar transaction which results in the Corporation's existing stockholders owning less than 50% of the Corporation's equity securities or assets. Options are not assignable or transferable except by will or the laws of descent or distribution. The Corporation has a right of repurchase for shares issued upon the exercise of options under certain circumstances, including unauthorized transfers of the shares and termination of the optionee's relationship with the Corporation in certain situations. As of March 31, 2002, options to purchase an aggregate of 671,487 shares of common stock at a weighted average exercise price of $3.21 per share were outstanding under the 1990 Stock Option Plan. No additional options grants will be made under the 1990 Stock Option Plan.

    1999 STOCK OPTION AND INCENTIVE PLAN. The Corporation's 1999 Stock Option and Incentive Plan ("1999 Stock Option Plan") was adopted by the Board of Directors in April 1999 and was approved by the Corporation's stockholders in June 1999. The 1999 Stock Option Plan provides for the grant of stock-based awards to the Corporation's employees, officers and directors, consultants or advisors. Under the 1999 Stock Option Plan, the Corporation may grant options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code, options not intended to qualify as incentive stock options, restricted stock and other stock-based awards. Incentive stock options may be granted only to employees of the Corporation. A total of 4,500,000 shares of common stock were originally reserved for issuance under the 1999 Stock Option Plan. In September 2001, at the annual meeting of stockholders, an additional 5,000,000 shares were approved, for a total of 9,500,000 shares reserved for issuance under the 1999 Stock Option Plan. The maximum number of shares with respect to which awards may be granted to any employee under the 1999 Stock Option Plan shall not exceed 1,000,000 shares of common stock during any calendar year.

    The 1999 Stock Option Plan is administered by the Compensation Committee. Subject to the provisions of the 1999 Stock Option Plan, the Compensation Committee has the authority to select the persons to whom awards are granted and determine the terms of each award, including the number of shares of common stock subject to the award. Payment of the exercise price of an award may be made in cash or, if approved by the Compensation Committee, shares of common stock, a combination of cash and stock, a promissory note or by any other method approved by the Compensation Committee. Unless otherwise permitted by the Compensation Committee, awards are not assignable or transferable except by will or the laws of descent and distribution, and, during the participant's lifetime, may be exercised only by the participant.

    The 1999 Stock Option Plan provides, subject to certain conditions, that upon an acquisition of the Corporation, 25% of each unvested portion of any awards will accelerate and become exercisable, with the remaining 75% of each unvested portion to continue vesting throughout the term of the Award.

    The Compensation Committee may, in its sole discretion, amend, modify or terminate any award granted or made under the 1999 Stock Option Plan, so long as such amendment, modification or termination would not materially and adversely affect the participant. The Compensation Committee may also provide that any option shall become immediately exercisable, in full or in part, or that any restricted stock granted under the 1999 Stock Option Plan shall be free of some or all restrictions.

    As of March 31, 2002, options to purchase an aggregate of 3,923,872 shares of common stock at an average exercise price of $14.47 per share were outstanding under the 1999 Stock Option Plan.

    1999 EMPLOYEE STOCK PURCHASE PLAN. The 1999 Employee Stock Purchase Plan (the "1999 Purchase Plan") was adopted by the Board of Directors in April 1999 and was approved by our stockholders in June 1999. The plan was amended by the Board of Directors on January 17, 2001. The 1999 Purchase Plan provides for the issuance of a maximum of 500,000 shares of common stock.

    The 1999 Purchase Plan is administered by the Compensation Committee. All employees of the Corporation whose customary employment is for more than 20 hours per week and for more than three months in any calendar year are eligible to participate in the 1999 Purchase Plan. Employees who would own 5% or more of the total combined voting power or value of the Corporation's stock immediately after the grant of the option may not participate in the 1999 Purchase Plan. To participate in the 1999 Purchase Plan, an employee must authorize the Corporation to deduct an amount not less than one percent nor more than 10 percent of a participant's total cash compensation from his or her pay during six-month payment periods. Payment periods consist of six-month periods commencing on May 1 and November 1 and ending on October 31 and April 30 of each calendar year, respectively. In no case shall an employee be entitled to purchase more than 1,000 shares in any one payment period. The exercise price for the option granted in each payment period is 85% of the lesser of the last reported sale price of the common stock on the first or last business day of the payment period, in either event rounded up to the nearest cent. If an employee is not a participant on the last day of the payment period, such employee is not entitled to exercise his or her option, and the amount of his or her accumulated payroll deductions will be refunded. Options granted under the 1999 Purchase Plan may not be transferred or assigned. An employee's rights under the 1999 Purchase Plan terminate upon his or her voluntary withdrawal from the plan at any time or upon termination of employment. As of March 31, 2002, an aggregate of 117,402 shares of common stock were issued to date under the 1999 Purchase Plan.

    NEXTPOINT NETWORKS, INC. STOCK INCENTIVE PLANS. Upon the consummation of the Corporation's acquisition of NextPoint, the Corporation assumed NextPoint's 1997 Stock Incentive Plan and 2000 Stock Incentive Plan (collectively, the "NextPoint Plans") and all outstanding options which had been issued pursuant to each plan. Options to purchase shares of NextPoint common stock were converted into options to purchase shares of the Corporation's common stock. In general, options granted pursuant to the 1997 Stock Incentive Plan or the 2000 Stock Incentive Plan are not transferable or assignable except by will or the laws of descent and distribution. The 1997 Stock Incentive Plan provided that all outstanding options become immediately exercisable upon the consummation of the NextPoint acquisition. However, certain NextPoint option holders executed an agreement providing that (i) only fifty percent (50%) of such option holder's options would become exercisable immediately following the acquisition and
(ii) the remainder of the unexercisable options would become exercisable in equal quarterly amounts over the two years following the acquisition. Under the 2000 Stock Incentive Plan, options generally become exercisable over a four year period from a specific date. As of March 31, 2002, options to purchase an aggregate of 89,357 shares of the Corporation's common stock at a weighted average exercise price of $3.08 were outstanding under the 1997 Stock Incentive Plan and options to purchase an aggregate of 20,015 shares of the Corporation's common stock at a weighted average exercise price of $10.43 were outstanding under the 2000 Stock Incentive Plan. No additional option grants will be made under the 1997 Stock Incentive Plan or the 2000 Stock Incentive Plan.

401(K) PLAN

    The Corporation maintains a 401(k) plan qualified under Section 401 of the Internal Revenue Code. All of the Corporation's employees who are at least
21 years of age are eligible to participate in the 401(k) plan. Under the 401(k) plan, a participant may contribute a maximum of 15% of his or her pre-tax salary, commissions and bonuses through payroll deductions, up to the statutorily prescribed annual limit which was $10,500 in calendar year 2001, to the 401(k) plan. The percentage elected by more highly compensated participants may be required to be lower. At the discretion of the Board of Directors, the Corporation may make matching contributions to the 401(k) plan. During the plan year ended December 31, 2001, the Corporation matched $.50 for each $1.00 of employee contributions up to 6% of compensation. In addition, at the discretion of the Board of Directors, the Corporation may make profit-sharing contributions to the 401(k) plan for all eligible employees. During the plan year ending December 31, 2001, the Corporation made no profit-sharing contributions to the 401(k) plan.

EMPLOYMENT AGREEMENTS

    Anil Singhal and Narendra Popat entered into employment agreements with the Corporation on June 1, 1994, which were amended on January 14, 1999. Under the terms of these employment agreements, each of Messrs. Singhal and Popat receive a base salary of at least $250,000 and a year-end, non-discretionary bonus of at least $250,000. For the fiscal year ended March 31, 2002, the year-end bonus for each of Messrs. Singhal and Popat (with their consent) was $190,000. In the event that either Mr. Singhal or Mr. Popat is terminated without cause, or either decides to terminate his own employment for "good reason" each is entitled to receive severance benefits for three years as follows:

    - for the first twelve months following termination, the greater of $175,000 or base salary as of the date of termination; and

    - for each of the subsequent twelve month periods, an amount equal to 120% of the amount received in the immediately preceding twelve months.

"Good reason" includes a change in executive responsibilities or a reduction in salary or benefits. Severance benefits will be discontinued if the executive secures alternative employment that is comparable as to position and pay. During any period in which Mr. Singhal or Mr. Popat is entitled to receive severance benefits, he shall also continue to receive all other benefits under the employment agreements including life insurance, medical insurance, and reimbursement for company car expenses. Each of Messrs. Singhal and Popat are also entitled to reimbursement of job placement expenses of up to $25,000 plus related travel expenses. If either Mr. Singhal or Mr. Popat is terminated with cause, he will not be entitled to any severance payments or other benefits except as required by law. Each employment agreement provides for a five-year term commencing June 1, 1994 with automatic one-year renewals.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

    On March 15, 2001, NetScout Systems India Pvt. Ltd. and Frontier Software Development (India) Pvt. Ltd. entered into a Leave and License Agreement pursuant to which NetScout Systems India Pvt. Ltd. leases office space owned by Frontier Software Development (India) Pvt. Ltd. The term of the agreement is from March 15, 2001 through March 15, 2006 and NetScout Systems India Pvt. Ltd. will continue to make monthly payments of approximately $1,350 per month to Frontier Software Development (India) Pvt. Ltd. during the term. Anil Singhal, the Corporation's President and Chief Executive Officer and a member of the Corporation's Board of Directors, and Narendra Popat, the Corporation's Chairman of the Board, each own 33 1/3% of Frontier Software Development (India)
Pvt. Ltd. NetScout Systems India Pvt. Ltd. was organized under the laws of India to serve as a wholly-owned subsidiary of the Corporation. In accordance with the laws of India, its shares were issued to two individuals who are residents of India. Those shares were then transferred to the Corporation, upon approval by the government of India.

    The Corporation believes that the transaction described above was made on terms no less favorable to it than would have been obtained from unaffiliated third parties. All future transactions, if any, with the Corporation's executive officers, directors and affiliates will be on terms no less favorable to us than could be obtained from unrelated third parties and will be approved by a majority of the Board of Directors and by a majority of the disinterested members of the Board of Directors.

REPORT OF COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ABOUT EXECUTIVE
  COMPENSATION

    This report is submitted by the Compensation Committee of the Board of Directors, which administered the Corporation's executive compensation program during the fiscal year ended March 31, 2002. The Compensation Committee of the Board of Directors is currently comprised of Messrs. Egan and Hadzima. Pursuant to authority delegated by the Board of Directors, the Compensation Committee's duties are to review and evaluate the salaries and incentive compensation of the Corporation's management and employees and administer the Corporation's 1990 Stock Option Plan, 1999 Stock Option Plan, 1999 Purchase Plan and the NextPoint Plans.

    OVERVIEW AND PHILOSOPHY. The Corporation uses its compensation program to achieve the following objectives:

    - To provide compensation that attracts, motivates and retains the best talent and highest caliber people to serve the Corporation's customers and achieve its strategic objectives.

    - To align management's interest with the success of the Corporation.

    - To align management's interest with stockholders by including long-term equity incentives.

    - To increase profitability of the Corporation and, accordingly, increase stockholder value.

    Compensation under the executive compensation program is comprised of cash compensation in the form of base salary and, in the case of certain executive officers, annual incentive bonuses and long-term incentive awards in the form of stock option grants. In addition, the compensation program is comprised of various benefits, including medical and insurance plans, the Corporation's 401(k) Plan, the 1999 Stock Option Plan and the 1999 Purchase Plan, which plans are generally available to all employees of the Corporation.

    BASE SALARY. Compensation levels for each of the Corporation's executive officers, including the Chief Executive Officer, are generally set within the range of salaries that the Compensation Committee believes are paid to executive officers with comparable qualifications, experience and responsibilities at similar companies. In setting compensation levels, the Compensation Committee takes into account such factors as (i) the Corporation's past financial performance and future expectations, (ii) individual performance and experience and (iii) past salary levels. The Compensation Committee does not assign relative weights or rankings to these factors, but instead makes a determination based upon the consideration of all of these factors as well as the progress made with respect to the Corporation's long-term goals and strategies. Generally, salary decisions for the Corporation's executive officers are made near the beginning of each fiscal year.

    Fiscal year 2002 base salaries were determined by the Compensation Committee after considering the base salary level of the executive officers in prior years and taking into account for each executive officer the amount of base salary as a component of total compensation. Base salary, while reviewed annually, is only adjusted as deemed necessary by the Compensation Committee in determining total compensation to each executive officer. Base salary levels for each of the Corporation's executive officers, other than the Chief Executive Officer and Chairman of the Board, were also based upon evaluations and recommendations made by the Chief Executive Officer. Pursuant to their respective employment agreements with the Corporation, Anil Singhal, the Corporation's Chief Executive Officer, and Narendra Popat, the Corporation's Chairman of the Board, each receive an annual base salary of at least $250,000.

    INCENTIVE COMPENSATION. The Compensation Committee determined the amount of incentive compensation paid to each of the executive officers in fiscal year 2002 based upon a consideration of a number of factors which it deemed relevant to the executive officer's performance. These factors in fiscal year 2002 included the Corporation's financial performance in light of the tight spending controls in the industry and the executive officer's individual performance.

    STOCK OPTIONS. The Compensation Committee periodically reviews the Corporation's guidelines for stock option grants in comparison to option grant practices of other companies in the same industry. The Compensation Committee believes that long-term incentive compensation in the form of stock options, helps to align the interests of management and stockholders and enables executives to develop a long-term stock ownership in the Corporation. In addition to an executive's past performance, the Corporation's desire to retain an individual is of paramount importance in the determination of stock option grants.

    When establishing stock option grant levels for executive officers, the Compensation Committee considered the existing levels of stock ownership, previous grants of stock options, vesting schedules of previously granted options and the current stock price. Options granted in fiscal year 2002 were granted at an exercise price per share equal to or greater than the fair market value of the common stock, as determined by the Compensation Committee. The Compensation Committee reviews option grants to executive officers on an annual basis and considers the level of outstanding options as a factor in its determinations with respect to overall compensation for each of the executive officers. For additional information regarding the grant of options, see the table under the section heading "Option Grants in Last Fiscal Year."

    OTHER BENEFITS. The Corporation also has various broad-based employee benefit plans. Executive officers participate in these plans on the same terms as eligible, non-executive employees, subject to any legal limits on the amounts that may be contributed or paid to executive officers under these plans. The Corporation offers a stock purchase plan, under which employees may purchase common stock at a discount, and a 401(k) plan, which allows employees to invest in a wide array of funds on a pre-tax basis. The Corporation also maintains insurance and other benefit plans for its employees.

    CHIEF EXECUTIVE OFFICER'S COMPENSATION. In fiscal year 2002, the Corporation's Chief Executive Officer, Anil K. Singhal, received salary compensation of $250,000 and a bonus of $190,000.

    TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION.  In general, under
Section 162(m) of the Code, the Corporation cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Compensation Committee has considered the limitations on deductions imposed by
Section 162(m) of the Code and it is the Compensation Committee's present intention, for so long as it is consistent with its overall compensation objective, to structure executive compensation to minimize application of the deduction limitations of Section 162(m) of the Code.

RESPECTFULLY SUBMITTED BY THE COMPENSATION COMMITTEE

    Joseph G. Hadzima, Jr., Chairman
    John R. Egan

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The current members of the Compensation Committee are Messrs. Egan and Hadzima. No member of this committee was at any time during the past year an officer or employee of the Corporation, was formerly an officer of the Corporation or any of its subsidiaries, or had any employment relationship with the Corporation. During the last year, none of the Corporation's executive officers served as:

    - a member of the compensation committee (or other committee of the Board of Directors performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity one of whose executive officers served on the Compensation Committee of the Corporation;

    - a director of another entity, one of whose executive officers served on the Compensation Committee of the Corporation; or

    - a member of the compensation committee (or other committee of the Board of Directors performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity one of whose executive officers served as a director of the Corporation.

COMPENSATION OF DIRECTORS

    Non-employee directors are compensated $12,500 annually for their services and also receive compensation of $1,500 for each regular Board of Directors meeting attended and $2,000 annually for serving on a committee of the Board of Directors. They are also reimbursed for their reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or of any committee thereof. In addition, in fiscal year 2001, non-employee directors were granted options to purchase 30,000 shares of common stock of the Corporation, which vest over a three year term. No director who is an employee of the Corporation will receive separate compensation for services rendered as a director.

STOCK PERFORMANCE GRAPH

    The Stock Performance Graph set forth below compares the yearly change in the cumulative total stockholder return on the Corporation's common stock during the period from the Corporation's initial public offering on August 12, 1999 through March 31, 2002, with the cumulative total return of the Nasdaq Stock Market National Market Index ("Nasdaq National Market Index") and the S&P Communications Equipment Index. The comparison assumes $100 was invested on August 12, 1999 in the Corporation's common stock, the Nasdaq National Market Index and the S&P Communications Equipment Index and assumes reinvestment of dividends, if any.

                COMPARISON OF 31 MONTH CUMULATIVE TOTAL RETURN*
       AMONG NETSCOUT SYSTEMS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                AND THE S & P TELECOMMUNICATIONS EQUIPMENT INDEX

                                                                   CUMULATIVE TOTAL RETURN
                                                          -----------------------------------------
                                                          8/11/99      3/00       3/01       3/02
                                                          --------   --------   --------   --------
NETSCOUT SYSTEMS, INC...................................    100.00     152.27      46.59      65.09
NASDAQ STOCK MARKET (U.S.)..............................    100.00     173.19      69.26      69.75
S&P TELECOMMUNICATIONS EQUIPMENT........................    100.00     157.86      40.11      20.03

    The stock price performance shown on the graph above is not necessarily indicative of future price performance. Information used in the graph was obtained from Research Data Group, Inc., a source believed to be reliable, but the Corporation is not responsible for any errors or omissions in such information. Prior to August 12, 1999 the Corporation's common stock was not publicly traded. Comparative data is provided only for the period since that date.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires the Corporation's directors, executive officers and holders of more than 10% of the Corporation's common stock (collectively, "Reporting Persons") to file with the Commission initial reports of ownership and reports of changes in ownership of common stock of the Corporation. Such persons are required by regulations of the Commission to furnish the Corporation with copies of all such filings. Based on its review of the copies of such filings received by it with respect to the fiscal year ended March 31, 2002 and written representations from certain Reporting Persons, the Corporation believes that all Section 16(a) filing requirements were complied with during the fiscal year ended March 31, 2002.

                             STOCKHOLDER PROPOSALS

    Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the 2003 Annual Meeting of Stockholders of the Corporation must be received at the Corporation's principal executive office no later than the close of business on April 22, 2003. In order to curtail controversy as to the date on which a proposal was received by the Corporation, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt Requested to NetScout Systems, Inc., 310 Littleton Road, Westford, MA 01886, Attention: Secretary.

    Under the Corporation's by-laws, stockholders who wish to make a proposal at the 2003 Annual Meeting of Stockholders of the Corporation, other than one that will be included in the Corporation's proxy materials, must notify the Corporation no earlier than the close of business on March 24, 2003 and no later than April 22, 2003. If a stockholder who wishes to present a proposal fails to notify the Corporation by April 22, 2003, the stockholder would not be entitled to present the proposal at the meeting. If, however, notwithstanding the requirements of the Corporation's by-laws, the proposal is brought before the annual meeting of stockholders, then under the proxy rules of the Securities and Exchange Commission, the proxies solicited by management with respect to the next annual meeting of stockholders will confer discretionary voting authority with respect to the stockholder's proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the persons appointed as proxies may still exercise discretionary voting authority under circumstances consistent with the Commission's proxy rules.

                                      FEES

    The following table sets forth the fees billed by the Corporation's independent accountants to the Corporation during the fiscal year ended March 31, 2002:

                               FEES                                   AMOUNT
                               ----                                  --------
Audit Fees........................................................   $200,000
Financial Information Systems Design and Implementation Fees......          0
All Other Fees
  Tax preparation and consulting........................  $112,405
  International statutory audit.........................  $ 34,950
  Consulting (financial analysis for litigation support
    and other)..........................................  $126,468
    Total Other Fees..............................................   $273,823

    The Corporation's Audit Committee did consider whether the provision of audit-related services and all other non-audit services is compatible with the principal accountant's independence.

                           EXPENSES AND SOLICITATION

    The cost of solicitation of proxies will be borne by the Corporation and, in addition to soliciting stockholders by mail through its regular employees, the Corporation may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Corporation registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Corporation may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation. The Corporation may retain a proxy solicitation firm to assist in the solicitation of proxies. The Corporation will bear all reasonable solicitation fees and expenses if such a proxy solicitation firm is retained.

                                                                         ANNEX A

                             NETSCOUT SYSTEMS, INC.
                              (THE "CORPORATION")
                            AUDIT COMMITTEE CHARTER

A. PURPOSE AND SCOPE

    The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its oversight responsibilities by reviewing: (i) the financial reports provided by the Corporation to the Securities and Exchange Commission ("SEC"), the Corporation's shareholders or to the general public, and (ii) the Corporation's accounting policies, internal accounting controls and financial reporting practices.

B. COMMITTEE STRUCTURE AND MEMBERSHIP

    The Committee shall be comprised of a minimum of three directors as appointed by the Board, who shall meet the independence and audit committee composition requirements under any rules or regulations of The Nasdaq National Market, as in effect from time to time, and each such director shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

    All members of the Committee shall either (i) be able to read and understand fundamental financial statements, including a balance sheet, cash flow statement and income statement, or (ii) be able to do so within a reasonable period of time after appointment to the Committee. At least one member of the Committee shall have employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

    The Board may appoint one member who does not meet the independence requirements set forth above and who is not a current employee of the Corporation or an immediate family member of such employee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required in the best interests of the Corporation and its shareholders. The Board shall disclose in the next proxy statement after such determination the nature of the relationship and the reasons for the determination.

    The members of the Committee shall be elected by the Board at the Board meeting following each annual meeting of stockholders and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

C. RESPONSIBILITIES AND DUTIES

    To fulfill its responsibilities and duties the Committee shall:

DOCUMENT REVIEW

1. Review and assess the adequacy of this Charter periodically as conditions dictate, but at least annually (and update this Charter if and when appropriate).

2. Review with representatives of management and representatives of the independent accounting firm the Corporation's audited annual financial statements prior to their filing as part of the Annual Report on Form 10-K. After such review and discussion, the Committee shall recommend to the Board whether such audited financial statements should be published in the Corporation's annual report on Form 10-K. The Committee shall also review the Corporation's quarterly financial statements prior to their inclusion in the Corporation's quarterly SEC filings on Form 10-Q.

3. Take steps designed to insure that the independent accounting firm performs timely reviews of the Corporation's interim financial statements prior to their inclusion in the Corporation's quarterly reports on Form 10-Q.

INDEPENDENT ACCOUNTING FIRM

4. Recommend to the Board, the selection of the independent accounting firm, and approve the fees and other compensation to be paid to the independent accounting firm. The Committee and the Board shall have the ultimate authority and responsibility to select, evaluate and, when warranted, replace such independent accounting firm (or, at the Committee's option, recommend such replacement for shareholder approval in any proxy statement).

5. On an annual basis, receive from the independent accounting firm a formal written statement on its independence identifying all relationships between the independent accounting firm and the Corporation consistent with Independence Standards Board ("ISB") Standard 1, as it may be modified or supplemented. The Committee shall actively engage in a dialogue with the independent accounting firm as to any disclosed relationships or services that may impact its independence and objectivity. The Committee shall determine if appropriate action needs to be taken to ensure independence of the independent accounting firm.

6. On a quarterly and annual basis, discuss with representatives of the independent accounting firm the matters required to be discussed by Statement on Auditing Standards ("SAS") 61, as it may be modified or supplemented.

7. Meet with the independent accounting firm prior to the audit to review annual audit plans.

8. Evaluate the performance of the independent accounting firm against the annual audit plan and recommend to the Board any proposed discharge of the independent accounting firm when circumstances warrant. The independent accounting firm shall be ultimately accountable to the Board through the Committee.

9. In discussions with the independent accounting firm and management, review annually the quality of the Corporation's accounting policies, internal accounting controls, financial reporting practices and significant judgments and estimates.

10. Instruct the independent accounting firm that the Committee should be advised if there are any areas known to them that require special attention of the Committee.

COMPLIANCE

11. To the extent deemed necessary by the Committee, it shall have the authority to engage outside counsel and/or independent accounting consultants to review any matter under its responsibility.

REPORTING

12. Prepare, in accordance with the rules of the SEC as modified or supplemented from time to time, a written report of the Committee to be included in the Corporation's annual proxy statement for each annual meeting of stockholders.

MEETINGS

13. The Committee will meet on a regular basis and special meetings will be called as circumstances require. The Corporation's Chief Financial Officer, Chief Accounting Officer and representatives of the independent accounting firm will normally be present at each meeting. On a regular basis, the Committee will also hold private sessions with the representatives of the independent accounting firm. The Committee from time to time may consult also with outside legal counsel regarding issues of interest or concern to the Committee. Minutes of the meetings will be taken including notations as to what private sessions occur.

GENERAL

14. The Committee will annually self-assess whether it has complied with its membership requirements and whether the Audit Committee Charter requires updating or other modification.

    While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

                             NETSCOUT SYSTEMS, INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 20, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Anil K. Singhal, Narendra V. Popat and David P. Sommers, and each or all of them, proxies, with full power of substitution, to vote all shares of common stock of NetScout Systems, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Friday, September 20, 2002, at 10:00 a.m. Eastern Time, at Testa, Hurwitz & Thibeault, LLP, High Street Tower, 125 High Street, Boston, Massachusetts, and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and proxy Statement dated August 26, 2002, a copy of which has been received by the undersigned.


SEE REVERSE SIDE                                               SEE REVERSE SIDE


              CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE.


--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS AND FOR THE PROPOSALS IN ITEM 2.

[X]  Please mark your votes as indicated in this example.

1. To elect two members to the Board of Directors to serve until the 2005 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

     Nominees:  (01) Narendra V. Popat; (02) Joseph G. Hadzima, Jr.

     [ ]   FOR the nominees           [ ]   WITHHOLD
           listed above                     AUTHORITY
                                            to vote for the nominees
                                            listed above

(To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------

2. To ratify the selection of the firm of PricewaterhouseCoopers LLP, independent public accountants, as auditors for the fiscal year ending March 31, 2003.

     [ ]  FOR                       [ ]  AGAINST               [ ]  ABSTAIN

3. To transact such other business as may properly come before the meeting or any adjournments thereof.


PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE, OR OTHERWISE PROVIDE YOUR PROXY BY TELEPHONE OR BY INTERNET.



Signature _____________________ Signature _____________________ Date ___________

(Please sign exactly as your name appears hereon. If signing as attorney, executor, trustee or guardian, please give your full title as such. If stock is held jointly, each owner should sign. Please read reverse side before signing.)

                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 4PM EASTERN TIME THE BUSINESS DAY PRIOR TO ANNUAL MEETING DAY.

YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.


INTERNET
http://www.eproxy.com/ntct
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

OR

TELEPHONE
1-800-435-6710
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

OR

MAIL
Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.



               IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                  YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.